SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 15, 2004


                            PATCH INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                     0-28627            87-0393257
(State or other jurisdiction of      (Commission         (IRS Employer
        incorporation)               File Number)      Identification No.)


      1220 - 666 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA V6C 2X8 CANADA
               (Address of principal executive offices)(Zip Code)


                                 (604) 688-7640
               Registrant's telephone number, including area code


                           PRAXIS PHARMACEUTICALS INC.
          (Former name or former address, if changed since last report)










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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

The registrant announced that effective June 15, 2004, it has changed its domicile and name by merging into its wholly-owned subsidiary, Patch International Inc., a Nevada corporation. The new CUSIP number for the common stock is 703012 10 4. The common stock will now trade under the symbol "PAII."

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of businesses acquired: Not applicable.

(b)   Pro forma financial information: Not applicable.

(c)   Exhibits:

      REGULATION
      S-K NUMBER                         DOCUMENT

         2.1 Articles of Merger Merging Praxis Pharmaceuticals Inc., a Utah Corporation, into Patch International Inc., a Nevada Corporation


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PATCH INTERNATIONAL INC.


June 15, 2004                      By:  /s/ DAVID STADNYK
                                      ------------------------------------------
                                            David Stadnyk, President












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